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                                                                   EXHIBIT 10.18


                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT is entered into as of July 12, 2006, by and among Metabolix, Inc., a Delaware corporation (the "COMPANY"), and Archer-Daniels-Midland Company, a Delaware corporation ("INVESTOR").

     WHEREAS, the Company has determined to raise $7,500,000 (the "FINANCING") through the sale of shares of its common stock, par value $.01 per share (the "COMMON STOCK") to the Investor simultaneously with, and at a price per share equal to the price per share (the "IPO PRICE") that the Common Stock is being sold in, the Company's initial public offering ("IPO"); and

     WHEREAS, the Investor, wishes to purchase shares of Common Stock on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth below, the Investor and the Company hereby agree as follows:

     1. SALE OF COMMON STOCK.

        (a) PURCHASE AND SALE CLOSING. The Company agrees to issue and sell to the Investor, and the Investor hereby agrees to purchase from the Company, $7,500,000 of Common Stock at the IPO Price.

        (b) CLOSING. The closing of the sale and purchase of the shares of Common Stock (the "CLOSING") shall take place at the offices of Goodwin Procter, LLP, Exchange Place, Boston, MA 02109, simultaneously with the closing of the Company's IPO. At the Closing, the Company shall direct its transfer agent to promptly deliver to the Investor a stock certificate, registered in the name of such Investor, representing the number of shares of Common Stock being purchased hereby by such Investor at the Closing. Delivery to the Investor shall be made against payment to the Company of the full amount of the purchase price for the shares of Common Stock being purchased by the Investor at the Closing.

        (c) PAYMENT OF PURCHASE PRICE. Payment by the Investor of the purchase price for the shares of Common Stock shall be made by wire transfer of immediately available funds to an account specified in writing by the Company.

     2. REPRESENTATIONS AND WARRANTIES.

     2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the disclosure schedules attached hereto (the "DISCLOSURE SCHEDULES") and except as contemplated in connection with the Company's IPO, the Company hereby represents and warrants to the Investor as follows:


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        (a) ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

        (b) CAPITALIZATION. The authorized capital stock of the Company and the outstanding shares of each class and series thereof and of the securities convertible, exercisable or exchangeable therefor as of the date hereof are as set forth on SCHEDULE 2.1(b) attached hereto. Except as set forth on SCHEDULE 2.1(b), there are no (i) outstanding warrants, options, agreements, convertible securities or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any shares of its capital stock or other securities or (ii) preemptive or similar rights to purchase or otherwise acquire shares of the capital stock or other securities of the Company (such as a right of first refusal, right of first offer, proxy, voting trust, voting agreement, etc.) with respect to the sale or voting of shares of capital or securities of the Company (whether outstanding or issuable) except to the extent such rights have been waived.

        (c) AUTHORIZATION. The Company has all requisite corporate power and authority to execute and deliver this Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions contained herein and all related transactions and to perform its obligations hereunder. This Agreement has been duly authorized by all necessary action on the part of the Company, and has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms and conditions. The authorization, issuance, sale and delivery of the Common Stock have been duly authorized by all requisite action of the Company's board of directors and stockholders.

        (d) VALID ISSUANCE OF THE STOCK. When issued in accordance with this Agreement, the shares of Common Stock, will be (i) duly and validly issued, fully paid and nonassessable, free of any liens, options, encumbrances, proxies, adverse claims or restrictions imposed by the Company except as set forth in the Company's Amended and Restated Certificate of Incorporation, as amended (the "RESTATED CERTIFICATE OF INCORPORATION"), and (iii) assuming the accuracy of the Investor's representations in this Agreement at the time of such issuance, issued in compliance with all applicable federal and state securities laws.

        (e) NON-CONTRAVENTION. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority (other than filings required to be made under applicable federal and state securities laws) on the part of the Company is required in connection with (i) the authorization, execution and delivery of this Agreement or (ii) the authorization, issuance and delivery of the Common Stock pursuant to this Agreement. The Company is not in violation or default of any provisions of the Company's Restated Certificate of Incorporation or By-Laws, each as amended to date (collectively, the "CHARTER DOCUMENTS") or of any instrument, judgment, order, writ,


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decree or contract to which the Company is a party or by which the Company is bound or of any provision of any statute, rule or regulation applicable to the Company, which violation or default would materially and adversely affect the business of the Company. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice of (w) any provision of the Charter Documents, (x) any provision of any judgment, decree or order to which the Company is a party or by which the Company is bound, (y) any material contract, obligation or commitment to which the Company is a party or by which the Company is bound; or (z) any statute, rule or regulation applicable to the Company which would materially and adversely affect the business of the Company.

        (f) COMPLIANCE WITH SECURITIES LAWS. Assuming the accuracy of the Investors' representations, the offer, grant, sale, and/or issuance of the Common Stock will not be in violation of the Securities Act of 1933, as amended (the "1933 ACT"), the Securities Exchange Act of 1934, as amended (the "1934 ACT"), any state securities or "blue sky" law, or the Charter Documents, when offered, sold and issued in accordance with this Agreement.

     2.2 INVESTOR REPRESENTATIONS

        (a) The Investor represents and warrants to the Company that: (i) it is an "accredited investor" as defined in Rule 501(a) promulgated under the 1933 Act; (ii) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development, so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (iii) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management; and (iv) its financial condition is such that it is able to bear the risk of holding the Common Stock for an indefinite period of time and can bear the loss of the entire investment in such securities.

        (b) This Agreement is made in reliance upon the Investor's express representations that (i) the Common Stock being purchased by such Investor is being acquired for such Investor's own account (and not on behalf of any other person or entity) for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Common Stock or any portion thereof,
(ii) the Investor was not organized for the specific purpose of acquiring the Common Stock and (iii) the Common Stock will not be sold by the Investor without registration under the 1933 Act or applicable state securities laws, or an exemption therefrom.

        (c) The Investor understands that until such time as the Common Stock shall have been registered under the 1933 Act and applicable state securities laws or shall have been transferred in accordance with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, stop transfer instructions shall be issued to the Company's transfer agent, if any, or, if the Company transfers its own securities, a notation shall be made in the appropriate records of the Company with respect to such securities, and the certificate or certificates representing such securities shall bear a restrictive legend stating that such securities


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have not been registered under the 1933 Act and applicable state securities laws and referring to restrictions on the transferability and sale thereof.

     The Investor further understands that his, her or its representations and warranties hereunder will not preclude disposition of the Common Stock without registration thereof, in compliance with Rule 144 promulgated under the 1933 Act ("RULE 144"). The Investor understands and acknowledges, however, that (i) there is not now available, and may not be available when he, she or it wishes to sell the Common Stock, or any portion thereof, the adequate current public information with respect to the Company which would permit offers or sales of such securities pursuant to Rule 144, and, therefore, compliance with the 1933 Act or some other exemption from the registration and prospectus delivery requirements of the 1933 Act will be required for any such offer or sale, and
(ii) except as set forth in Amendment No. 1 to the Fifth Amended and Restated Stockholders' Agreement of even date herewith (the "Amendment to Stockholders' Agreement"), the Company is under no obligation to register such securities or to make Rule 144 available.

        (d) RECEIPT OF INFORMATION. The Investor has been furnished access to the business records of the Company and such additional information and documents as the Investor has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the Common Stock, the Company's business, operations, market potential, capitalization, financial condition and prospects, and all other matters deemed relevant by the Investor.

        (e) BROKERAGE. There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Investor, and the Investor agrees to indemnify and hold the Company harmless against any damages incurred as a result of any such claims.

        (f) AUTHORIZATION. The Investor has all requisite power and authority to execute and deliver this Agreement. This Agreement constitutes the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

     4. CONDITIONS TO THE CLOSING.

        (a) CONDITIONS TO INVESTORS' OBLIGATION TO PURCHASE THE COMMON STOCK AT THE CLOSING. The Investor's obligation to purchase the shares of Common Stock to be purchased by it at the Closing is subject to the satisfaction of the following conditions:

          (i) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Company shall be true and correct as of the Closing in all material respects.


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          (ii) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except as may be properly obtained subsequent to the Closing).

          (iii) INITIAL PUBLIC OFFERING. The Company shall be simultaneously closing its IPO.

          (iv) AMENDMENT TO STOCKHOLDERS' AGREEMENT. The Amendment to Stockholders' Agreement shall be in full force and effect.

        (b) CONDITIONS TO OBLIGATIONS OF THE COMPANY AT THE CLOSING. The Company's obligation to issue and sell shares of Common Stock at the Closing is subject to the satisfaction of the following conditions:

          (i) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Investor shall be true and correct as of the Closing in all material respects.

          (ii) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except as may be properly obtained subsequent to the Closing).

          (iii) INITIAL PUBLIC OFFERING. The Company shall be simultaneously closing its IPO.

     5. NOTICES. Notices given hereunder shall be deemed to have been duly given on (i) the date of personal delivery, or (ii) on the date one day after delivered to a reputable overnight courier with proper delivery instructions, to the party being notified at his, her, or its address specified on the applicable signature page hereto or such other address as the addressee may subsequently notify the other party of in writing.

     6. ENTIRE AGREEMENT AND AMENDMENTS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the Company and the Investor. To the extent any other indenture, agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

     7. GOVERNING LAW; SUCCESSORS AND ASSIGNS. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties without regard to the conflict of laws principles therein.


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     8. WAIVERS. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     9. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted, provided that such construction shall not substantially impair the bargained-for rights of any party hereto.

     10. BENEFIT AND BURDEN; ASSIGNS. This Agreement may not be assigned by either party without the consent of the other party.

     11. CAPTIONS. Captions are for convenience only and are not deemed to be part of this Agreement.

     12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, this Stock Purchase Agreement has been executed as of the date and year first above written.


                                     COMPANY:

                                     METABOLIX, INC.


                                     By: /s/ James Barber
                                         ------------------------------
                                     Name:  Dr. James Barber
                                     Title: President

                                     Address: 21 Erie Street
                                              Cambridge, MA 02139-4260

                                     INVESTOR:

                                     ARCHER-DANIELS-MIDLAND COMPANY


                                     By: /s/ John D. Rice
                                         ------------------------------
                                     Name:   John D. Rice
                                     Title:  Executive Vice President

                                     Address: 4666 Faries Parkway
                                              Decatur, Illinois 62526








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